UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 15, 2012

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2012, The Gap, Inc. (“the Company”) held its annual meeting of shareholders (“Annual Meeting”) in San Francisco, California. As of March 19, 2012, the Company’s record date for the Annual Meeting, there were a total of 490,175,292 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 452,139,797 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s registered public accounting firm for the fiscal year ending February 2, 2013.

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

4.	Shareholder proposal regarding ending trade partnerships with Sri Lanka.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Adrian D.P. Bellamy	426,461,909	2,676,447	182,244	22,819,197
Domenico De Sole	428,811,884	334,075	174,641	22,819,197
Robert J. Fisher	426,860,399	2,321,851	138,350	22,819,197
William S. Fisher	426,941,265	2,240,456	138,879	22,819,197
Isabella D. Goren	428,641,561	496,598	182,441	22,819,197
Bob L. Martin	428,683,894	462,308	174,398	22,819,197
Jorge P. Montoya	428,828,377	318,015	174,208	22,819,197
Glenn K. Murphy	424,735,908	4,427,136	157,556	22,819,197
Mayo A. Shattuck III	428,083,178	1,063,397	174,025	22,819,197
Katherine Tsang	428,618,804	520,148	181,648	22,819,197

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013 received the following votes:

For	Against	Abstain	Broker Non-Votes
448,065,613	3,806,020	268,164	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013 was duly ratified.

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
421,492,833	6,792,141	1,034,993	22,819,830

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

The shareholder proposal regarding ending trade partnerships with Sri Lanka received the following votes:

For	Against	Abstain	Broker Non-Votes
4,942,089	393,407,885	30,969,993	22,819,830

Based on the votes set forth above, the shareholder proposal regarding ending trade partnerships with Sri Lanka was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: May 15, 2012	By:	/s/ Michelle Banks
Michelle Banks
Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer